UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 28, 2004
(Date of earliest event reported)

MICRO LINEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24758	94-2910085
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2050 Concourse Drive, San Jose, California 95131
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 433-5200

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 2.1
EXHIBIT 99.1

Item 2. Acquisition or Disposition of Assets.

On July 28, 2004, the Registrant sold its San Jose facilities to Willow Glen Investments, LLC for approximately $7.0 million in cash pursuant to a Purchase and Sale Agreement dated April 15, 2004, as amended, which agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.. On August 2, 2004, the Company issued a press release announcing the sale, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     2.1 Purchase and Sale Agreement dated April 15, 2004 by and between the Registrant and Willow Glen Investments, LLC, as amended.

     99.1 Press release dated August 2, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August 11, 2004.

MICRO LINEAR CORPORATION

By:	/s/ Michael Schradle

Michael Schradle
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
2.1	Purchase and Sale Agreement dated April 15, 2004 by and between the Registrant and Willow Glen Investments, LLC, as amended.

99.1	Press Release dated August 2, 2004.